Contact:	Joyce Carson Exelon Investor Relations 312-394-3441	FOR IMMEDIATE RELEASE

Kathleen Cantillon Exelon Corporate Communications 312-394-2794
Exelon Announces Fourth Quarter and Full Year 2006 Results
and Continued Superior Nuclear Operating Performance
CHICAGO (January 24, 2007) — Exelon Corporation’s (Exelon) fourth quarter 2006 consolidated earnings prepared in accordance with GAAP were $592 million, or $0.87 per diluted share, compared with a loss of $837 million, or $1.25 per share, in the fourth quarter of 2005. Full year 2006 consolidated earnings prepared in accordance with GAAP were $1,592 million, or $2.35 per diluted share, compared with $923 million, or $1.36 per diluted share in 2005. The fourth quarter 2005 loss in reported earnings was driven by an impairment of the goodwill at Commonwealth Edison Company (ComEd), resulting in a non-cash charge of $1,207 million, or $1.81 per share.
Full Year Operating Results
Full year 2006 adjusted (non-GAAP) operating earnings were $3.22 per diluted share, up 4% percent over 2005 adjusted (non-GAAP) operating earnings of $3.10 per diluted share. The full year adjusted (non-GAAP) operating earnings improvement was due to higher margins at Exelon Generation Company, LLC (Generation), which were partially offset by higher operating and maintenance expense and unfavorable weather conditions. Year over year, weather alone accounted for an estimated negative $0.18 per diluted share. On a weather-adjusted basis, full year 2006 adjusted (non-GAAP) operating earnings were up 10% over 2005.
“Our 2006 operating results reflected both improved generation margins and excellent operating performance, including record-setting nuclear output and summer capacity factor for our nuclear plants of 98.1%,” said John W. Rowe, Exelon’s chairman, president and CEO. “Improving power market fundamentals and the end of the transition period in Illinois will further drive earnings growth in 2007.”
Fourth Quarter Operating Results
Exelon’s adjusted (non-GAAP) operating earnings for the fourth quarter of 2006 were $487 million, or $0.72 per diluted share, compared with $495 million, or $0.73 per diluted share, for the same period in 2005. Adjusted (non-GAAP) operating earnings per share were down slightly as higher margins on wholesale market sales at Generation and higher electric revenues associated with certain authorized rate increases at PECO Energy Company (PECO) were offset by the effects of unfavorable weather

1

conditions as compared with last year in the ComEd and PECO service territories, higher operating and maintenance expense, and increased depreciation and amortization, including the scheduled higher competitive transition charge (CTC) amortization at PECO.
A non-GAAP financial measure, adjusted (non-GAAP) operating earnings for the fourth quarter of 2006 do not include the following items that are included in reported GAAP earnings (all after tax):
•	A one-time benefit of $95 million, or $0.14 per diluted share, to recover previously incurred severance costs related to ComEd’s December 20, 2006 amended order.

•	Earnings of $31 million, or $0.04 per diluted share, associated with investments in synthetic fuel-producing facilities, including the impact of mark-to-market losses associated with the related derivatives.

•	Mark-to-market losses of $17 million, or $0.03 per diluted share, primarily from Generation’s non-trading activities.
Adjusted (non-GAAP) operating earnings for the fourth quarter of 2005 do not include the following items that are included in reported GAAP earnings (all after tax):
•	A charge of $1,207 million, or $1.81 per share, related to an impairment of ComEd’s goodwill.

•	Mark-to-market losses of $86 million, or $0.13 per diluted share, primarily from Generation’s non-trading activities.

•	Charges of $42 million, or $0.06 per diluted share, for the cumulative effect of adopting FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations” (FIN 47).

•	Earnings of $9 million, or $0.01 per diluted share, associated with investments in synthetic fuel-producing facilities, including the impact of mark-to-market losses associated with the related derivatives.

•	Costs of $9 million, or $0.01 per diluted share, related to certain integration costs associated with the now terminated merger with Public Service Enterprise Group Incorporated (PSEG).
2007 Earnings Outlook
Exelon affirmed its adjusted (non-GAAP) operating earnings guidance range for 2007 at $4.00 to $4.30 per share. The following table indicates guidance ranges by operating company contribution to 2007 adjusted (non-GAAP) operating earnings per Exelon share.

Generation:	$3.40 to $3.60
ComEd:	$0.10 to $0.20
PECO:	$0.60 to $0.65
Other (a):	$(0.15) to $(0.10)

(a) Includes the Exelon holding company, which includes financing and other activities.

2

The outlook for 2007 adjusted (non-GAAP) operating earnings for Exelon and its subsidiaries excludes the following items:
•	mark-to-market adjustments from non-trading activities
•	investments in synthetic fuel-producing facilities
•	significant impairments of intangible assets, including goodwill
•	significant changes in decommissioning obligation estimates
•	certain severance and severance-related charges
•	other unusual items
•	any future changes to GAAP
Giving consideration to these factors, Exelon estimates GAAP earnings in 2007 will fall in the range of $4.10 to $4.40 per share. Both Exelon’s operating earnings and GAAP earnings guidance are based on the assumption of normal weather.
Fourth Quarter and Recent Highlights
•	ComEd Rate Case: On December 20, 2006, the Illinois Commerce Commission (ICC) approved an amended order on the rehearing of ComEd’s delivery service rate case, effective January 2, 2007. The amended order allowed a revenue increase of $74.3 million, which included additional amounts for administrative and general expenses and a debt return on the pension contribution. This amount is in addition to the ICC’s July 26, 2006 rate order, which allowed an $8.3 million revenue increase, for a total increase of $82.6 million. “We are encouraged by the ICC’s ruling on ComEd’s rehearing request, which will help ComEd continue to maintain reliability to its customers,” said Frank Clark, ComEd’s chairman and CEO. “Even with the changes allowed by the ICC in the delivery service case as well as the new rates for the pass through of energy costs as part of the auction process, ComEd’s rates will still remain lower than they were in 1995.” ComEd had proposed a revenue increase of $317 million in order to reflect its rising costs and significant capital investment in its delivery system. ComEd believes that certain disallowances contained in the amended order are inappropriate and has filed an appeal of the order.

•	ComEd Residential Rate Stabilization Program: On December 20, 2006, the ICC approved a rate stabilization program that allows residential customers the choice to limit the impact of any rate increases over the next three years. The order approved an “opt-in” feature to give customers the choice to participate in the program, beginning with the April 2007 billing period. The enrollment window runs through August 22, 2007. Under the program, residential customers choosing to participate would see average rate increases capped at 10 percent in 2007, 2008 and 2009. Costs that exceed the cap would be deferred and charged to customers over the following three years, 2010 to 2012. A carrying charge at a below-market rate of 3.25 percent per year will be assessed to participants to partially cover ComEd’s cost of financing the program.

•	ComEd Real-Time Pricing Program: On December 20, 2006, the ICC approved a real-time pricing program for residential customers, which offers customers an alternative to standard flat-rate utility billing. A third-party program administrator will begin to register participants early in

3

2007. Under the plan’s hourly pricing structure, if residential customers use less power during higher-priced time periods, they will have the opportunity to control their electric bills. The program administrator will provide price information to these customers.
•	Illinois Rate Freeze Extension and Rate Phase-in Proposals: On January 7, 2007, during the wrap-up of last year’s session of the Illinois 94th General Assembly, the House passed legislation (SB 1714) to extend ComEd’s recent rate freeze until at least 2010. On November 30, 2006, the Senate passed a compromise rate phase-in bill (HB 2197), which would provide residential rate caps for ComEd with costs that exceed those caps deferred for recovery in 2010-2012 and no carrying charges applied. Either bill would need to be voted on and passed by both the House and Senate before it could be presented to the Governor for signature. The Illinois 94th General Assembly took no further action on either bill and adjourned on January 9, 2007. The 95th General Assembly began its session on January 10. As a result, any legislation must begin the process anew and be reintroduced to the House or Senate. ComEd believes the rate freeze legislation, if proposed again and enacted into law, would have devastating consequences for Illinois, ComEd and consumers of electricity.

•	Financing Activities: In December 2006, ComEd issued $345 million of 5.40% First Mortgage Bonds due 2011. The proceeds of the bonds were used to refinance borrowings under its revolving credit agreement, repay long-term debt and for other general corporate purposes.

•	Nuclear Operations: Generation’s nuclear fleet, including its owned output from the Salem Generating Station operated by PSEG with assistance from Generation through the Nuclear Operating Services Contract, produced 34,810 GWhs in the fourth quarter of 2006, compared with 34,887 GWhs in the fourth quarter of 2005. The Exelon-operated nuclear plants completed five scheduled refueling outages in the fourth quarter of 2006 and four in the fourth quarter of 2005, and refueling outage days totaled 88 and 73, respectively. Total non-refueling outage days for the Exelon-operated nuclear plants in the fourth quarter of 2006 were 18 versus 28 in the fourth quarter of 2005. The co-owned Salem Generating Station operated by PSEG completed one scheduled refueling outage in the fourth quarter of 2006 and one in the fourth quarter of 2005, with refueling outage days totaling 22 days and 25 days, respectively. For the full year 2006, the Exelon-operated nuclear plants achieved a 93.9 percent capacity factor, compared with 93.5 percent for 2005. “This was Exelon Nuclear’s best year yet for net generation, our fourth consecutive annual generation record,” said Chris Crane, Exelon Nuclear President and Chief Nuclear Officer. “That performance was based on continued excellence in refueling outage duration, and another best year ever in terms of generating equipment reliability.”

•	Fossil and Hydro Operations: Generation’s fossil fleet commercial availability was 95.7 percent in the fourth quarter of 2006, compared with 91.5 percent in the fourth quarter of 2005, primarily due to improved performance of the coal units. The equivalent availability factor for the hydro facilities was 97.9 percent in the fourth quarter of 2006, compared with 92.6 percent in the fourth quarter of 2005, primarily due to a planned outage at Muddy Run Unit 2 in 2005. “Over the past four years, we’ve seen steady improvement from our fossil and hydro fleet. We have met challenges and successfully improved the condition of our fleet,” said Mark Schiavoni, president of Exelon Power. “We had good performance in 2006 and continue to improve performance due to the dedication and hard work of Exelon Power employees.”

4

OPERATING COMPANY RESULTS
Exelon Generation consists of Exelon’s electric generation operations, competitive retail sales and power marketing and trading functions.
Fourth quarter 2006 net income was $245 million compared with $147 million in the fourth quarter of 2005. Fourth quarter 2006 net income included (all after tax) mark-to-market losses of $17 million, severance and severance-related charges of $1 million and an impairment charge of $1 million related to its investments in Termoeléctrica del Golfo (TEG) and Termoeléctrica Peñoles (TEP), the sale of which is expected to close in 2007. Fourth quarter 2005 net income included (all after tax) unrealized mark-to-market losses of $86 million from non-trading activities, a $30 million charge for the cumulative effect of adopting FIN 47, expenses of $3 million related to certain integration costs associated with the now terminated merger with PSEG and income of $2 million associated with its previous investment in Sithe Energies, Inc. Excluding the impact of these items, Generation’s net income in the fourth quarter of 2006 was unchanged compared with the same quarter last year. Higher revenue, net of purchased power and fuel expense, was largely offset by increased operating and maintenance expense, which was driven primarily by inflationary cost pressures and favorable fourth quarter 2005 non-recurring items related to decommissioning and a settlement regarding postretirement benefits with PSEG related to our co-owner relationship.
Generation’s revenue, net of purchased power and fuel expense, increased by $103 million in the fourth quarter of 2006 compared with the fourth quarter of 2005 excluding the mark-to-market impact in both years. The quarter-over-quarter increase in revenue, net of purchased power and fuel expense, was driven by higher average margins due to lower purchased power costs and the contractual increase in the prices associated with Generation’s power sales agreement with PECO, partially offset by the contractual decrease in prices associated with Generation’s power sales agreement with ComEd. Generation’s average realized margin on all electric sales, including sales to affiliates and excluding trading activity, was $24.81 per MWh in the fourth quarter of 2006 compared with $22.03 per MWh in the fourth quarter of 2005.
ComEd consists of the retail and wholesale electricity transmission and distribution operations in northern Illinois.
ComEd recorded net income in the fourth quarter of 2006 of $213 million compared with a net loss of $1,088 million in the fourth quarter of 2005. Fourth quarter 2006 net income included a one-time after-tax benefit of $95 million attributable to the ICC’s December 20, 2006 amended order to recover previously incurred severance costs. The fourth quarter 2005 net loss included (all after tax) a non-cash charge of $1,207 million related to the impairment of ComEd’s goodwill, a $9 million charge for the cumulative effect of adopting FIN 47, expenses of $2 million related to certain integration costs associated with the now terminated merger with PSEG and a reduction in severance and severance-related reserves of $1 million. Excluding the impact of these items, ComEd’s net income in the fourth quarter of 2006 decreased $11 million compared with the same quarter last year, primarily due to unfavorable weather and increased customer switching, partially offset by lower purchased power expense attributable to a contractual decrease in prices associated with ComEd’s power purchase agreement with Generation. That power purchase agreement ended at year-end 2006.
In the ComEd service territory in the fourth quarter of 2006, heating degree-days were down 8 percent relative to the same period in 2005, and were 8 percent below normal. ComEd’s total retail kWh

5

deliveries decreased 1 percent in 2006 as compared with 2005, with a 1 percent decrease in deliveries to the residential customer class, largely due to less favorable weather. ComEd’s fourth quarter 2006 revenues were $1,381 million, down 4 percent from $1,442 million in 2005, primarily due to decreased deliveries to residential and an increase in customer switching reducing the amount of revenue for supplying energy to end use customers. For ComEd, weather had an unfavorable after-tax impact of $13 million on fourth quarter 2006 earnings relative to 2005 and had an unfavorable after-tax impact of $5 million relative to the normal weather, which was incorporated in earnings guidance.
The number of customers being served in the ComEd region has increased 1.5 percent since the fourth quarter of 2005, and weather-normalized kWh deliveries increased 1.3 percent compared with the fourth quarter of 2005, according to our models.
PECO consists of the retail electricity transmission and distribution operations and the retail natural gas distribution business in southeastern Pennsylvania.
PECO’s net income in the fourth quarter of 2006 was $121 million, an increase from net income of $112 million in the fourth quarter of 2005. Fourth quarter 2006 net income included after-tax severance and severance-related charges of $1 million. Fourth quarter 2005 net income included (all after tax) costs of $4 million related to certain integration costs associated with the now terminated merger with PSEG and a $3 million charge for the cumulative effect of adopting FIN 47. Excluding the impact of these items, PECO’s net income in the fourth quarter of 2006 increased $3 million compared with the same quarter last year primarily due to higher revenues, net of purchased power and fuel expense, and the settlement of a research and development tax credit claim, partially offset by higher CTC amortization and the reversal of certain tax reserves in 2005. The increases in CTC amortization expense and CTC rates are in accordance with PECO’s 1998 restructuring settlement with the Pennsylvania Public Utility Commission (PAPUC). As expected, the increase in CTC amortization expense exceeded the increase in CTC revenues.
In the PECO service territory in the fourth quarter of 2006, heating degree-days were down 17 percent from 2005, and were 18 percent below normal. PECO’s total electric retail kWh deliveries decreased 2 percent, with residential deliveries down 7 percent. Total gas retail deliveries were down 16 percent from the 2005 period. PECO’s fourth quarter 2006 revenues were $1,235 million, down slightly from $1,249 million in 2005, primarily due to the above-mentioned unfavorable weather and by decreases in gas rates effective September 1 and December 1 through PAPUC-approved changes to the purchased gas adjustment clause, partially offset by electric rate increases and a change in the estimate for electric unbilled revenues. For PECO, weather had an unfavorable after-tax impact of $18 million on fourth quarter 2006 earnings relative to 2005 and an unfavorable after-tax impact of $16 million relative to the normal weather, which was incorporated in earnings guidance.
The number of electric customers being served in the PECO region has increased 0.6 percent since the fourth quarter of 2005, with weather-normalized kWh growth of 1.3 percent compared with the fourth quarter of 2005, according to our models.
Adjusted (non-GAAP) Operating Earnings
Adjusted (non-GAAP) operating earnings, which generally exclude significant one-time charges or credits that are not normally associated with ongoing operations and mark-to-market adjustments from non-trading activities, are provided as a supplement to results reported in accordance with GAAP.

6

Management uses such adjusted (non-GAAP) operating earnings measures internally to evaluate the company’s performance and manage its operations. Reconciliations of GAAP to adjusted (non-GAAP) operating earnings for historical periods are attached. Additional earnings release attachments, which include the reconciliations on pages 7 and 8, are posted on Exelon’s Web site: www.exeloncorp.com and have been filed with the Securities and Exchange Commission on Form 8-K on January 24, 2007.
Conference call information: Exelon has scheduled a conference call for 11 AM ET (10 AM CT) on January 24, 2007. The call-in number in the U.S. is 800-418-7236, and the international call-in number is 973-935-8757. No password is required. Media representatives are invited to participate on a listen-only basis. The call will be web-cast and archived on Exelon’s Web site: www.exeloncorp.com. (Please select the Investor Relations page.)
Telephone replays will be available until February 6. The U.S. call-in number for replays is 877-519-4471, and the international call-in number is 973-341-3080. The confirmation code is 8292439.

This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon Corporation’s 2005 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd-Note 17, PECO-Note 15 and Generation-Note 17; (2) Exelon Corporation’s forthcoming 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data; (3) Exelon Corporation’s Third Quarter 2006 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (4) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this news release.
###
Exelon Corporation is one of the nation’s largest electric utilities with approximately 5.3 million customers and more than $15 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.3 million customers in Illinois and Pennsylvania and natural gas to more than 470,000 customers in southeastern Pennsylvania. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

7

EXELON CORPORATION
Earnings Release Attachments
Table of Contents

Consolidating Statements of Operations — Three Months Ended December 31, 2006 and 2005	1

Consolidating Statements of Operations — Twelve Months Ended December 31, 2006 and 2005	2

Business Segment Comparative Statements of Operations — Generation and ComEd — Three and Twelve Months Ended December 31, 2006 and 2005	3

Business Segment Comparative Statements of Operations — PECO and Other — Three and Twelve Months Ended December 31, 2006 and 2005	4

Consolidated Balance Sheets — December 31, 2006 and December 31, 2005	5

Consolidated Statements of Cash Flows — Twelve Months Ended December 31, 2006 and 2005	6

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations — Exelon — Three Months Ended December 31, 2006 and 2005	7

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations — Exelon — Twelve Months Ended December 31, 2006 and 2005	8

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Diluted Share to GAAP Earnings Per Diluted Share — Three Months Ended December 31, 2006 and 2005	9

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Earnings By Business Segment — Three Months Ended December 31, 2006 and 2005	10

Reconciliation of Adjusted (non-GAAP) Operating Earnings Per Diluted Share to GAAP Earnings Per Diluted Share — Twelve Months Ended December 31, 2006 and 2005	11

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Earnings By Business Segment — Twelve Months Ended December 31, 2006 and 2005	12

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations — Generation — Three and Twelve Months Ended December 31, 2006 and 2005	13

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations — ComEd — Three and Twelve Months Ended December 31, 2006 and 2005	14

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations — PECO — Three and Twelve Months Ended December 31, 2006 and 2005	15

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations — Other — Three and Twelve Months Ended December 31, 2006 and 2005	16

Electric Sales Statistics — Three and Twelve Months Ended December 31, 2006 and 2005	17

ComEd and PECO Sales Statistics — Three Months Ended December 31, 2006 and 2005	18

ComEd and PECO Sales Statistics — Twelve Months Ended December 31, 2006 and 2005	19

Exelon Generation Power Marketing Statistics — Three Months Ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006 and December 31, 2005	20

Exelon Generation Power Marketing Statistics — Twelve Months Ended December 31, 2006 and 2005	21

EXELON CORPORATION
Consolidating Statements of Operations
(unaudited)
(in millions)

	Three Months Ended December 31, 2006
					Exelon
	Generation	ComEd	PECO	Other	Consolidated
Operating revenues	$2,074	$1,381	$1,235	$(994)	$3,696
Operating expenses
Purchased power	420	669	493	(991)	591
Fuel	467	—	154	—	621
Operating and maintenance	623	101	149	6	879
Depreciation and amortization	70	110	162	10	352
Taxes other than income	51	69	64	6	190

Total operating expenses	1,631	949	1,022	(969)	2,633

Operating Income (loss)	443	432	213	(25)	1,063

Other income and deductions
Interest expense, net	(39)	(78)	(64)	(36)	(217)
Equity in losses of unconsolidated affiliates	—	(2)	(2)	(33)	(37)
Other, net	11	6	14	30	61

Total other income and deductions	(28)	(74)	(52)	(39)	(193)

Income (loss) from continuing operations before income taxes	415	358	161	(64)	870
Income taxes	170	145	40	(78)	277

Income from continuing operations	245	213	121	14	593
Loss from discontinued operations	—	—	—	(1)	(1)

Net income	$245	$213	$121	$13	$592

	Three Months Ended December 31, 2005
					Exelon
	Generation	ComEd	PECO	Other	Consolidated
Operating revenues	$2,210	$1 ,442	$1 ,249	$(1 ,063)	$3,838
Operating expenses
Purchased power	555	759	464	(1,057)	721
Fuel	686	—	224	(1)	909
Operating and maintenance	540	219	153	7	919
Impairment of goodwill	—	1,207	—	—	1,207
Depreciation and amortization	65	105	135	26	331
Taxes other than income	48	71	42	6	167

Total operating expenses	1,894	2,361	1,018	(1,019)	4,254

Operating income (loss)	316	(919)	231	(44)	(416)

Other income and deductions

Interest expense, net	(37)	(73)	(68)	(36)	(214)
Equity in losses of unconsolidated affiliates	(3)	(3)	(3)	(18)	(27)
Other, net	13	6	3	4	26

Total other income and deductions	(27)	(70)	(68)	(50)	(215)

Income (loss) from continuing operations before income taxes	289	(989)	163	(94)	(631)
Income taxes	114	90	48	(87)	165

Income (loss) from continuing operations	175	(1 ,079)	115	(7)	(796)
Income (loss) from discontinued operations	2	—	—	(1)	1

Income (loss) before cumulative effect of a change in accounting principle	177	(1 ,079)	115	(8)	(795)
Cumulative effect of a change in accounting principle	(30)	(9)	(3)	—	(42)

Net income (loss)	$147	$(1,088)	$112	$(8)	$(837)

EXELON CORPORATION
Consolidating Statements of Operations
(unaudited)
(in millions)

	Twelve Months Ended December 31, 2006
					Exelon
	Generation	ComEd	PECO	Other	Consolidated
Operating revenues	$9,143	$6,101	$5,168	$(4,757)	$15,655
Operating expenses
Purchased power	2,027	3,292	2,104	(4,740)	2,683
Fuel	1,951	—	598	—	2,549
Operating and maintenance	2,305	745	628	190	3,868
Impairment of goodwill	—	776	—	—	776
Depreciation and amortization	279	430	710	68	1,487
Taxes other than income	185	303	262	21	771

Total operating expenses	6,747	5,546	4,302	(4,461)	12,134

Operating income (loss)	2,396	555	866	(296)	3,521

Other income and deductions
Interest expense, net	(159)	(308)	(266)	(147)	(880)
Equity in losses of unconsolidated affiliates	(9)	(10)	(9)	(83)	(111)
Other, net	41	96	30	99	266

Total other income and deductions	(127)	(222)	(245)	(131)	(725)

Income (loss) from continuing operations before income taxes	2,269	333	621	(427)	2,796
Income taxes	866	445	180	(285)	1,206

Income (loss) from continuing operations	1,403	(112)	441	(142)	1,590
Income (loss) from discontinued operations	4	—	—	(2)	2

Net income (loss)	$1,407	$(112)	$441	$(144)	$1,592

	Twelve Months Ended December 31, 2005
					Exelon
	Generation	ComEd	PECO	Other	Consolidated
Operating revenues	$9,046	$6,264	$4,910	$(4,863)	$15,357
Operating expenses
Purchased power	2,569	3,520	1,918	(4,845)	3,162
Fuel	1,913	—	597	(2)	2,508
Operating and maintenance	2,288	833	549	24	3,694
Impairment of goodwill	—	1,207	—	—	1,207
Depreciation and amortization	254	413	566	101	1,334
Taxes other than income	170	303	231	24	728

Total operating expenses	7,194	6,276	3,861	(4,698)	12,633

Operating income (loss)	1,852	(12)	1,049	(165)	2,724

Other income and deductions
Interest expense, net	(128)	(291)	(279)	(131)	(829)
Equity in losses of unconsolidated affiliates	(1)	(14)	(16)	(103)	(134)
Other, net	95	4	13	22	134

Total other income and deductions	(34)	(301)	(282)	(212)	(829)

Income (loss) from continuing operations before income taxes	1,818	(313)	767	(377)	1,895
Income taxes	709	363	247	(375)	944

Income (loss) from continuing operations	1,109	(676)	520	(2)	951
Income (loss) from discontinued operations	19	—	—	(5)	14

Income (loss) from before cumulative effect of changes in accounting principles	1,128	(676)	520	(7)	965
Cumulative effect of a change in accounting principle	(30)	(9)	(3)	—	(42)

Net income (loss)	$1,098	$(685)	$517	$(7)	$923

EXELON CORPORATION
Business Segment Comparative Statements of Operations
(unaudited)
(in millions)

	Generation
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Variance	2006	2005	Variance
Operating revenues	$2,074	$2,210	$(136)	$9,143	$9,046	$97

Operating expenses
Purchased power	420	555	(135)	2,027	2,569	(542)
Fuel	467	686	(219)	1,951	1,913	38
Operating and maintenance	623	540	83	2,305	2,288	17
Depreciation and amortization	70	65	5	279	254	25
Taxes other than income	51	48	3	185	170	15

Total operating expenses	1,631	1,894	(263)	6,747	7,194	(447)

Operating income	443	316	127	2,396	1,852	544

Other income and deductions
Interest expense, net	(39)	(37)	(2)	(159)	(128)	(31)
Equity in losses of unconsolidated affiliates	—	(3)	3	(9)	(1)	(8)
Other, net	11	13	(2)	41	95	(54)

Total other income and deductions	(28)	(27)	(1)	(127)	(34)	(93)

Income before income taxes	415	289	126	2,269	1,818	451
Income taxes	170	114	56	866	709	157

Income from continuing operations	245	175	70	1,403	1,109	294
Income from discontinued operations	—	2	(2)	4	19	(15)

Income before cumulative effect of a change in accounting principle	245	177	68	1,407	1,128	279
Cumulative effect of a change in accounting principle, net of income taxes	—	(30)	30	—	(30)	30

Net income	$245	$147	$98	$1,407	$1,098	$309

	ComEd
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Variance	2006	2005	Variance
Operating revenues	$1,381	$1,442	$(61)	$6,101	$6,264	$(163)

Operating expenses
Purchased power	669	759	(90)	3,292	3,520	(228)
Operating and maintenance	101	219	(118)	745	833	(88)
Impairment of goodwill	—	1,207	(1,207)	776	1,207	(431)
Depreciation and amortization	110	105	5	430	413	17
Taxes other than income	69	71	(2)	303	303	—

Total operating expenses	949	2,361	(1,412)	5,546	6,276	(730)

Operating income (loss)	432	(919)	1,351	555	(12)	567

Other income and deductions
Interest expense, net	(78)	(73)	(5)	(308)	(291)	(17)
Equity in losses of unconsolidated affiliates	(2)	(3)	1	(10)	(14)	4
Other, net	6	6	—	96	4	92

Total other income and deductions	(74)	(70)	(4)	(222)	(301)	79

Income (loss) before income taxes	358	(989)	1,347	333	(313)	646
Income taxes	145	90	55	445	363	82

Income (loss) before cumulative effect of a change in accounting principle	213	(1,079)	1,292	(112)	(676)	564
Cumulative effect of a change in accounting principle, net of income taxes	—	(9)	9	—	(9)	9

Net income (loss)	$213	$(1,088)	$1,301	$(112)	$(685)	$573

EXELON CORPORATION
Business Segment Comparative Statements of Operations
(unaudited)
(in millions)

	PECO
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Variance	2006	2005	Variance
Operating revenues	$1,235	$1,249	$(14)	$5,168	$4,910	$258

Operating expenses
Purchased power	493	464	29	2,104	1,918	186
Fuel	154	224	(70)	598	597	1
Operating and maintenance	149	153	(4)	628	549	79
Depreciation and amortization	162	135	27	710	566	144
Taxes other than income	64	42	22	262	231	31

Total operating expenses	1,022	1,018	4	4,302	3,861	441

Operating income	213	231	(18)	866	1,049	(183)

Other income and deductions
Interest expense	(64)	(68)	4	(266)	(279)	13
Equity in losses of unconsolidated affiliates	(2)	(3)	1	(9)	(16)	7
Other, net	14	3	11	30	13	17

Total other income and deductions	(52)	(68)	16	(245)	(282)	37

Income before income taxes	161	163	(2)	621	767	(146)
Income taxes	40	48	(8)	180	247	(67)

Income before cumulative effect of a change in accounting principle	121	115	6	441	520	(79)
Cumulative effect of a change in accounting principle, net of income taxes	—	(3)	3	—	(3)	3

Net income	$121	$112	$9	$441	$517	$(76)

	Other(a)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2006	2005	Variance	2006	2005	Variance
Operating revenues	$(994)	$(1,063)	$69	$(4,757)	$(4,863)	$106

Operating expenses
Purchased power	(991)	(1,057)	66	(4,740)	(4,845)	105
Fuel	—	(1)	1	—	(2)	2
Operating and maintenance	6	7	(1)	190	24	166
Depreciation and amortization	10	26	(16)	68	101	(33)
Taxes other than income	6	6	—	21	24	(3)

Total operating expenses	(969)	(1,019)	50	(4,461)	(4,698)	237

Operating loss	(25)	(44)	19	(296)	(165)	(131)

Other income and deductions
Interest expense	(36)	(36)	—	(147)	(131)	(16)
Equity in losses of unconsolidated affiliates	(33)	(18)	(15)	(83)	(103)	20
Other, net	30	4	26	99	22	77

Total other income and deductions	(39)	(50)	11	(131)	(212)	81

Loss from continuing operations before income taxes	(64)	(94)	30	(427)	(377)	(50)
Income taxes	(78)	(87)	9	(285)	(375)	90

Income (loss) from continuing operations	14	(7)	21	(142)	(2)	(140)
Loss from discontinued operations	(1)	(1)	—	(2)	(5)	3

Net income (loss)	$13	$(8)	$21	$(144)	$(7)	$(137)

(a)	Other includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, Enterprises and other financing and investment activities, including investments in synthetic fuel-producing facilities.

EXELON CORPORATION
Consolidated Balance Sheets
(unaudited)
(in millions)

	December 31,		December 31,
	2006		2005
Current assets
Cash and cash equivalents	$224		$140
Restricted cash and investments	58		49
Accounts receivable, net
Customer	1,747		1,858
Other	449		337
Mark-to-market derivative assets	1,483		916
Inventories, at average cost
Fossil fuel	300		311
Materials and supplies	431		351
Deferred income taxes	—		80
Other	423		595

Total current assets	5,115		4,637

Property, plant and equipment, net	22,775		21,981

Deferred debits and other assets
Regulatory assets	5,808	*	4,734
Nuclear decommissioning trust funds	6,415		5,585
Investments	810		813
Goodwill	2,694		3,475
Mark-to-market derivative assets	181		371
Other	654		1,201

Total deferred debits and other assets	16,562		16,179

Total assets	$44,452		$42,797

Liabilities and shareholders’ equity
Current liabilities
Commercial paper and notes payable	$305		$1,290
Long-term debt due within one year	248		407
Long-term debt to ComEd Transitional Funding Trust and PECO Energy Transition Trust due within one year	581		507
Accounts payable	1,382		1,467
Mark-to-market derivative liabilities	1,086		1,282
Accrued expenses	1,185		1,005
Other	1,182		605

Total current liabilities	5,969		6,563

Long-term debt	8,896		7,759
Long-term debt to ComEd Transitional Funding Trust and PECO Energy Transition Trust	2,470		3,456
Long-term debt to other financing trusts	545		545

Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	5,383		5,078
Asset retirement obligations	3,780		4,157
Pension obligations	747	*	268
Non-pension postretirement benefits obligations	1,817	*	1,014
Spent nuclear fuel obligation	950		906
Regulatory liabilities	2,975		2,518
Mark-to-market derivative liabilities	78		522
Other	782		798

Total deferred credits and other liabilities	16,512		15,261

Total liabilities	34,392		33,584

Minority interest of consolidated subsidiaries	—		1
Preferred securities of subsidiaries	87		87

Shareholders’ equity
Common stock	8,314		7,987
Treasury stock, at cost	(630)		(444)
Retained earnings	3,426		3,206
Accumulated other comprehensive loss	(1,137	)*	(1,624)

Total shareholders’ equity	9,973		9,125

Total liabilities and shareholders’ equity	$44,452		$42,797

*	As of December 31, 2006, Exelon adopted FASB Statement 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (SFAS 158). The adoption of SFAS 158, including year-end valuations, resulted in the recognition of off-balance sheet amounts of $803 million and $778 million in pension obligations and non-pension postretirement benefits obligations, respectively, an increase in regulatory assets for costs that are probable to be recovered in the future of $1,380 million, and an increase to accumulated other comprehensive loss of $164 million.

EXELON CORPORATION
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Twelve Months Ended
	December 31,
	2006	2005
Cash flows from operating activities
Net income	$1,592	$923
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization and accretion, including nuclear fuel	2,132	1,967
Deferred income taxes and amortization of investment tax credits	45	493
Impairment charges	894	1,207
Net realized and unrealized mark-to-market and hedging transactions	(86)	(30)
Cumulative effect of changes in accounting principles, net of income taxes	—	42
Other non-cash operating activities	125	366
Changes in assets and liabilities:
Accounts receivable	(61)	(279)
Inventories	(59)	(118)
Accounts payable, accrued expenses and other current liabilities	151	172
Counterparty collateral asset	259	(244)
Counterparty collateral liability	172	57
Income taxes	96	138
Pension and non-pension postretirement benefit contributions	(180)	(2,225)
Other assets and liabilities	(308)	(379)

Net cash flows provided by operating activities	4,772	2,090

Cash flows from investing activities
Capital expenditures	(2,418)	(2,165)
Proceeds from nuclear decommissioning trust fund assets sales	4,793	5,274
Investment in nuclear decommissioning trust funds	(5,081)	(5,501)
Acquisition of businesses, net of cash acquired	—	(97)
Proceeds from sales of investments, long-lived assets and wholly owned subsidiaries, net of $32 million of cash sold during 2005	2	107
Change in restricted cash	(9)	21
Other investing activities	14	(69)

Net cash flows used in investing activities	(2,699)	(2,430)

Cash flows from financing activities
Issuance of long-term debt	1,370	1,788
Retirement of long-term debt	(402)	(508)
Retirement of long-term debt to financing affiliates	(910)	(835)
Issuance of short-term debt	—	2,500
Retirement of short-term debt	(300)	(2,200)
Change in other short-term debt	(685)	500
Dividends paid on common stock	(1,071)	(1,070)
Proceeds from employee stock plans	184	222
Purchase of treasury stock	(186)	(362)
Other financing activities	11	(54)

Net cash flows used in financing activities	(1,989)	(19)

Increase (decrease) in cash and cash equivalents	84	(359)
Cash and cash equivalents at beginning of period	140	499

Cash and cash equivalents at end of period	$224	$140

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations
(unaudited)
(in millions, except per share data)

	Three Months Ended December 31, 2006				Three Months Ended December 31, 2005
				Adjusted				Adjusted
	GAAP (a)	Adjustments		Non-GAAP	GAAP (a)	Adjustments		Non-GAAP
Operating revenues	$3,696	$—		$3,696	$3,838	$—		$3,838
Operating expenses
Purchased power	591	38	(b)	629	721	(1)	(b)	720
Fuel	621	(63)	(b)	558	909	(139)	(b)	770
Operating and maintenance	879	134	(b),(c),(e),(h)	1,013	919	(32)	(c),(d),(h)	887
Impairment of goodwill	—	—		—	1,207	(1,207)	(f)	—
Depreciation and amortization	352	—		352	331	(21)	(c),(d)	310
Taxes other than income	190	—		190	167	—		167

Total operating expenses	2,633	109		2,742	4,254	(1,400)		2,854

Operating income	1,063	(109)		954	(416)	1,400		984

Other income and deductions
Interest expense	(217)	2	(c)	(215)	(214)	3	(c)	(211)
Equity in losses of unconsolidated affiliates	(37)	33	(c)	(4)	(27)	18	(c)	(9)
Other, net	61	(21)	(b),(c),(i)	40	26	—		26

Total other income and deductions	(193)	14		(179)	(215)	21		(194)

Income from continuing operations before income taxes	870	(95)		775	(631)	1,421		790
Income taxes	277	10	(b),(c),(e),(h),(i)	287	165	129	(b),(c),(d),(h)	294

Income (loss) from continuing operations	593	(105)		488	(796)	1,292		496
Income from discontinued operations	(1)	—		(1)	1	(2)	(j)	(1)

Income before cumulative effect of a change in accounting principle	592	(105)		487	(795)	1,290		495
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(42)	42	(g)	—

Net income (loss)	$592	$(105)		$487	$(837)	$1,332		$495

Earnings (loss) per average common share
Basic:
Income (loss) from continuing operations	$0.88	$(0.15)		$0.73	$(1.19)	$1.93		$0.74
Income from discontinued operations	—	—		—	—	—		—

Income (loss) before cumulative effect of a change in accounting principle	0.88	(0.15)		0.73	(1.19)	1.93		0.74
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(0.06)	0.06		—

	$0.88	$(0.15)		$0.73	$(1.25)	$1.99		$0.74

Diluted:
Income (loss) from continuing operations	$0.87	$(0.15)		$0.72	$(1.19)	$1.92		$0.73
Income from discontinued operations	—	—		—	—	—		—

Income (loss) before cumulative effect of a changes in accounting principles	0.87	(0.15)		0.72	(1.19)	1.92		0.73
Cumulative effect of a change in accounting principles, net of income taxes	—	—		—	(0.06)	0.06		—

	$0.87	$(0.15)		$0.72	$(1.25)	$1.98		$0.73

Average common shares outstanding
Basic	672			672	668			668
Diluted	677			677	668			674

Effect of adjustments on earnings per average diluted common share recorded in accordance with GAAP:
Mark-to-market (b)		$(0.03)				$(0.13)
Investments in synthetic fuel-producing facilities (c)		0.04				0.01
Charges associated with Exelon’s now terminated merger with PSEG (d)		—				(0.01)
Recovery of severance costs at ComEd (e)		0.14				—
Impairment of ComEd’s goodwill (f)		—				(1.81)
Cumulative effect pursuant to FIN 47 (g)		—				(0.06)
Share differential due to net loss for GAAP purposes (k)		—				0.02

Total adjustments		$0.15				$(1.98)

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

(b)	Adjustment to exclude the mark-to-market impact of Exelon’s non-trading activities.

(c)	Adjustment to exclude the financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives.

(d)	Adjustment to exclude certain costs associated with Exelon’s proposed merger with Public Service Enterprise Group Incorporated (PSEG) which was terminated in September 2006.

(e)	Adjustment to exclude a one-time benefit to recover previously incurred severance costs approved by the December 2006 amended Illinois Commerce Commission (ICC) rate order.

(f)	Adjustment to exclude an impairment of ComEd’s goodwill.

(g)	Adjustment for the cumulative effect of adopting FIN 47.

(h)	Adjustment to exclude severance charges or reductions to previously recorded severance reserves.

(i)	Adjustment to exclude an impairment charge related to Generation’s investments in Termoeléctrica del Golfo (TEG) and Termoeléctrica Peñoles (TEP), the sale of which is expected to close in 2007.

(j)	Adjustment to exclude the financial impact of Generation’s prior investment in Sithe Energies, Inc. (Sithe) (sold in January 2005).

(k)	Adjustment for the impact of using basic shares in the calculation of diluted earnings per share on Exelon’s net loss for the period in accordance with GAAP.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations
(unaudited)
(in millions, except per share data)

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
				Adjusted				Adjusted
	GAAP (a)	Adjustments		Non-GAAP	GAAP (a)	Adjustments		Non-GAAP
Operating revenues	$15,655	$5	(b)	$15,660	$15,357	$—		$15,357
Operating expenses
Purchased power	2,683	179	(b)	2,862	3,162	(12)	(b)	3,150
Fuel	2,549	(77)	(b)	2,472	2,508	(4)	(b)	2,504
Operating and maintenance	3,868	23	(b),(c),(d),(e),(f),(g)	3,891	3,694	(82)	(c),(d),(f)	3,612
Impairment of goodwill	776	(776)	(j)	—	1,207	(1,207)	(j)	—
Depreciation and amortization	1,487	(37)	(c),(d)	1,450	1,334	(77)	(c),(d)	1,257
Taxes other than income	771	—		771	728	—		728

Total operating expenses	12,134	(688)		11,446	12,633	(1,382)		11,251

Operating income	3,521	693		4,214	2,724	1,382		4,106

Other income and deductions
Interest expense	(880)	16	(c),(m)	(864)	(829)	14	(c)	(815)
Equity in losses of unconsolidated affiliates	(111)	83	(c)	(28)	(134)	104	(c)	(30)
Other, net	266	(151)	(b),(c),(d),(i),(l)	115	134	—		134

Total other income and deductions	(725)	(52)		(777)	(829)	118		(711)

Income from continuing operations before income taxes	2,796	641		3,437	1,895	1,500		3,395
Income taxes	1,206	54	(b),(c),(d),(e),(f),(g),(i),(l),(m)	1,260	944	350	(b),(c),(d),(f)	1,294

Income from continuing operations	1,590	587		2,177	951	1,150		2,101
Income (loss) from discontinued operations	2	(4)	(h)	(2)	14	(18)	(h)	(4)

Income before cumulative effect of changes in accounting principles	1,592	583		2,175	965	1,132		2,097
Cumulative effect of changes in accounting principles, net of income taxes	—	—		—	(42)	42	(k)	—

Net income	$1,592	$583		$2,175	$923	$1,174		$2,097

Earnings per average common share
Basic:
Income from continuing operations	$2.37	$0.88		$3.25	$1.42	$1.73		$3.15
Income (loss) from discontinued operations	—	—		—	0.02	(0.03)		(0.01)

Income before cumulative effect of changes in accounting principles	2.37	0.88		3.25	1.44	1.70		3.14
Cumulative effect of changes in accounting principles, net of income taxes	—	—		—	(0.06)	0.06		(0.00)

Net income	$2.37	$0.88		$3.25	$1.38	$1.76		$3.14

Diluted:
Income from continuing operations	$2.35	$0.87		$3.22	$1.40	$1.71		$3.11
Income (loss) from discontinued operations	—	—		—	0.02	(0.03)		(0.01)

Income before cumulative effect of changes in accounting principles	2.35	0.87		3.22	1.42	1.68		3.10
Cumulative effect of changes in accounting principles, net of income taxes	—	—		—	(0.06)	0.06		—

Net income	$2.35	$0.87		$3.22	$1.36	$1.74		$3.10

Average common shares outstanding
Basic	670			670	669			669
Diluted	676			676	676			676

Effect of adjustments on earnings per average diluted common share recorded in accordance with GAAP:
Mark-to-market (b)		$0.09				$(0.02)
Investments in synthetic fuel-producing facilities (c)		(0.04)				0.12
Charges associated with Exelon’s now terminated merger with PSEG (d)		(0.09)				(0.03)
Nuclear decommissioning obligation reduction (e)		0.13				—
Severance (f)		(0.03)				—
Recovery of severance costs at ComEd (g)		0.14				—
Financial impact of Generation’s prior investment in Sithe (h)		—				0.03
Recovery of debt costs at ComEd (i)		0.08				—
Impairment of ComEd’s goodwill (j)		(1.15)				(1.78)
Cumulative effect pursuant to FIN 47 (k)		—				(0.06)

Total adjustments		$(0.87)				$(1.74)

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude the mark-to-market impact of Exelon’s non-trading activities.

(c)	Adjustment to exclude the financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives.

(d)	Adjustment to exclude certain costs associated with Exelon’s proposed merger with PSEG which was terminated in September 2006.

(e)	Adjustment to exclude the decrease in Generation’s nuclear decommissioning obligation liability related to the AmerGen nuclear plants.

(f)	Adjustment to exclude severance charges.

(g)	Adjustment to exclude a one-time benefit to recover previously incurred severance costs approved by the December 2006 amended ICC rate order.

(h)	Adjustment to exclude the financial impact of Generation’s prior investment in Sithe (sold in January 2005).

(i)	Adjustment to exclude a one-time benefit to recover previously incurred debt costs approved by the July 2006 ICC rate order.

(j)	Adjustment to exclude the impairments of ComEd’s goodwill.

(k)	Adjustment for the cumulative effect of adopting FIN 47.

(l)	Adjustment to exclude an impairment charge related to Generation’s investments in TEG and TEP, the sale of which is expected to close in 2007.

(m)	Adjustment to exclude the settlement of a tax matter at Generation related to Sithe.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings
Per Diluted Share to GAAP Earnings Per Diluted Share
Three Months Ended December 31, 2006 and 2005

2005 GAAP Loss per Share	$(1.25)

2005 Adjusted (non-GAAP) Operating Earnings Adjustments:
Mark-to-Market (1)	0.13
Investments in Synthetic Fuel-Producing Facilities (2)	(0.01)
Charges Associated with Exelon’s Now Terminated Merger with PSEG (3)	0.01
Impairment of ComEd’s Goodwill (4)	1.81
Cumulative Effect Pursuant to Adopting FIN 47 (5)	0.06
Share Differential in GAAP EPS Calculation (6)	(0.02)

2005 Adjusted (non-GAAP) Operating Earnings	0.73

Year Over Year Effects on Earnings:
Generation Energy Margins, Excluding Mark-to-Market (7)	0.13
ComEd Energy Margins:
Weather (8)	(0.02)
Other Energy Delivery (9)	0.02
Net SECA Revenues (10)	(0.01)
PECO Energy Margins:
Weather (11)	(0.03)
Other Energy Delivery (12)	0.05
Stock-Based Compensation (13)	(0.02)
Pension and Non-Pension Postretirement Benefits Expense (14)	(0.01)
Planned Nuclear Refueling Outages (15)	(0.01)
Storm Costs (16)	(0.01)
Other Operating and Maintenance Expense (17)	(0.03)
Depreciation and Amortization (18)	(0.04)
Income Taxes (19)	0.01
2005 Decommissioning Tax Benefit and Co-Owner Settlement (20)	(0.05)
Share Dilution and Other (21)	0.01

2006 Adjusted (non-GAAP) Operating Earnings	0.72

2006 Adjusted (non-GAAP) Operating Earnings Adjustments:
Mark-to-Market (1)	(0.03)
Investments in Synthetic Fuel-Producing Facilities (2)	0.04
Recovery of Severance Costs at ComEd (22)	0.14

2006 GAAP Earnings per Diluted Share	$0.87

(1)	Reflects the mark-to-market impact of Exelon’s non-trading activities.

(2)	Reflects the financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives.

(3)	Reflects certain costs incurred in connection with Exelon’s proposed merger with PSEG which was terminated in September 2006.

(4)	Reflects impairment of ComEd’s goodwill.

(5)	Reflects the impact on net income of the cumulative effect of adopting FIN 47.

(6)	Reflects the impact of using basic shares in the calculation of diluted earnings per share on Exelon’s net loss for the period in accordance with GAAP.

(7)	Reflects higher realized prices on market sales at Generation and the impact of PECO’s authorized electric generation rate increase. Excludes the impact of the 2006 change in the purchased power agreement with ComEd.

(8)	Reflects unfavorable variance for weather conditions in the ComEd service territory.

(9)	Reflects increased revenues net of fuel at ComEd primarily due to increased deliveries related to customer growth (excluding the impact of weather) and decreased ancillary costs, partially offset by increased customer switching. Excludes the effects of the 2006 change in the purchased power agreement with Generation.

(10)	Reflects a decrease in net recognized SECA revenues.

(11)	Reflects unfavorable variance for weather conditions in the PECO service territory.

(12)	Reflects increased revenues at PECO primarily due to authorized electric rate increases, including a scheduled CTC rate increase in accordance with PECO’s 1998 restructuring settlement with the PAPUC, and a change in the estimate for electric unbilled revenues.

(13)	Reflects increased stock-based compensation costs.

(14)	Reflects increased pension and non-pension postretirement benefits expense primarily due to changes in actuarial assumptions for 2006.

(15)	Reflects increased planned nuclear refueling outage costs.

(16)	Reflects increased storm costs primarily in the ComEd service territory.

(17)	Reflects increased operating and maintenance expense primarily due to inflation, partially offset by lower bad debt expense at PECO in 2006.

(18)	Reflects increased depreciation and amortization primarily due to increased CTC amortization at PECO.

(19)	Reflects the impact on net income primarily due to a research and development tax credit refund at PECO.

(20)	Reflects the determination of retaining certain tax benefits associated with Generation’s decommissioning trust funds and a settlement related to postretirement benefit costs with PSEG associated with our co-owner relationship, both of which occurred in 2005.

(21)	Reflects dilution of earnings per share due to increased diluted common shares outstanding and the impact from interest expense, taxes other than income and other.

(22)	Reflects a one-time benefit approved by the December 2006 amended ICC rate order to recover previously incurred severance costs.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Earnings By Business Segment (in millions)
Three Months Ended December 31, 2006 and 2005

	Generation	ComEd	PECO	Other	Exelon

2005 GAAP Earnings	$147	$(1,088)	$112	$(8)	$(837)

2005 Adjusted (non-GAAP) Operating Earnings Adjustments
Mark-to-Market (1)	86	—	—	—	86
Investments in Synthetic Fuel-Producing Facilities (2)	—	—	—	(9)	(9)
Charges Associated with Exelon’s Now Terminated Merger with PSEG (3)	3	2	4	—	9
Impairment of ComEd’s Goodwill (4)	—	1,207	—	—	1,207
Changes in Severance Reserves (5)	—	(1)	—	—	(1)
2005 Financial Impact of Generation’s Prior Investment in Sithe (6)	(2)	—	—	—	(2)
Cumulative Effect Pursuant to Adopting FIN 47 (7)	30	9	3	—	42

2005 Adjusted (non-GAAP) Operating Earnings	264	129	119	(17)	495

Year Over Year Effects on Earnings:
Generation Energy Margins, Excluding Mark-to-Market (8)	90	—	—	—	90
ComEd and PECO Energy Margins:
Weather (9)	—	(13)	(18)	—	(31)
Other Energy Delivery (10)	—	12	35	—	47
Net SECA Revenues (11)	—	(4)	1	—	(3)
ComEd and Generation PPA Rate Change (12)	(23)	23	—	—	—
Stock-Based Compensation (13)	(4)	(4)	(2)	(1)	(11)
Pension and Non-Pension Postretirement Benefits Expense (14)	(4)	(3)	—	—	(7)
Planned Nuclear Refueling Outages (15)	(5)	—	—	—	(5)
Storm Costs (16)	—	(3)	(1)	—	(4)
Other Operating and Maintenance Expense (17)	(12)	(16)	6	(4)	(26)
Depreciation and Amortization (18)	(3)	(3)	(21)	—	(27)
Interest Expense (19)	(2)	(2)	3	—	(1)
Income Taxes (20)	(11)	1	14	2	6
2005 Decommissioning Tax Benefit and Co-Owner Settlement (21)	(30)	—	—	—	(30)
Taxes Other Than Income and Other (22)	4	1	(14)	3	(6)

2006 Adjusted (non-GAAP) Operating Earnings	264	118	122	(17)	487

2006 Adjusted (non-GAAP) Operating Earnings Adjustments
Mark-to-Market (1)	(17)	—	—	—	(17)
Investments in Synthetic Fuel-Producing Facilities (2)	—	—	—	31	31
Severance Charges (5)	(1)	—	(1)	(1)	(3)
Recovery of Severance Costs at ComEd (23)	—	95	—	—	95
Impairment of Generation’s Investments in TEG and TEP (24)	(1)	—	—	—	(1)

2006 GAAP Earnings	$245	$213	$121	$13	$592

(1)	Reflects the mark-to-market impact of Exelon’s non-trading activities.

(2)	Reflects the financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives.

(3)	Reflects certain costs incurred in connection with Exelon’s proposed merger with PSEG which was terminated in September 2006.

(4)	Reflects impairment of ComEd’s goodwill.

(5)	Reflects severance charges recorded during the period or reductions to previously recorded severance reserves.

(6)	Reflects the financial impact of Generation’s prior investment in Sithe (sold in January 2005).

(7)	Reflects the impact on net income of the cumulative effect of adopting FIN 47.

(8)	Reflects higher realized prices on market sales at Generation and the impact of PECO’s authorized electric generation rate increase. Excludes the impact of the 2006 change in the purchased power agreement with ComEd.

(9)	Reflects unfavorable variance for weather conditions in the ComEd and PECO service territories in 2006.

(10)	Reflects increased revenues net of fuel at ComEd primarily due to increased deliveries related to customer growth (excluding the impact of weather) and decreased ancillary costs, partially offset by increased customer switching. Excludes the effects of the 2006 change in the purchased power agreement with Generation. Also, reflects increased revenues at PECO primarily due to authorized electric rate increases, including a scheduled CTC rate increase in accordance with PECO’s 1998 restructuring settlement with the PAPUC, and a change in the estimate for electric unbilled revenues.

(11)	Reflects a decrease in net recognized SECA revenues.

(12)	Reflects the impact on net income of decreased prices in accordance with ComEd’s purchased power agreement with Generation.

(13)	Reflects increased stock-based compensation costs.

(14)	Reflects increased pension and non-pension postretirement benefits expense primarily due to changes in actuarial assumptions for 2006.

(15)	Reflects increased planned nuclear refueling outage costs.

(16)	Reflects increased storm costs primarily in the ComEd service territory.

(17)	Reflects increased operating and maintenance expense primarily due to inflation, partially offset by lower bad debt expense at PECO in 2006.

(18)	Reflects increased depreciation and amortization primarily due to increased CTC amortization at PECO.

(19)	Reflects higher interest expense.

(20)	Reflects the impact on net income primarily due to a research and development tax credit refund at PECO.

(21)	Reflects the determination of retaining certain tax benefits associated with Generation’s decommissioning trust funds and a settlement related to postretirement benefit costs with PSEG associated with our co-owner relationship, both of which occurred in 2005.

(22)	Reflects the impact of higher property taxes and favorable 2005 tax settlements.

(23)	Reflects a one-time benefit approved by the December 2006 amended ICC rate order to recover previously incurred severance costs.

(24)	Reflects an impairment charge related to Generation’s investments in TEG and TEP, the sale of which is expected to close in 2007.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings
Per Diluted Share to GAAP Earnings Per Diluted Share
Twelve Months Ended December 31, 2006 and 2005

2005 GAAP Earnings per Diluted Share	$1.36

2005 Adjusted (non-GAAP) Operating Earnings Adjustments:
Mark-to-Market (1)	0.02
Investments in Synthetic Fuel-Producing Facilities (2)	(0.12)
Charges Associated with Exelon’s Now Terminated Merger with PSEG (3)	0.03
Impairment of ComEd’s Goodwill (4)	1.78
2005 Financial Impact of Generation’s Prior Investment in Sithe (5)	(0.03)
Cumulative Effect Pursuant to Adopting FIN 47 (6)	0.06

2005 Adjusted (non-GAAP) Operating Earnings	3.10

Year Over Year Effects on Earnings:
Generation Energy Margins, Excluding Mark-to-Market (7)	0.56
ComEd Energy Margins:
Weather (8)	(0.11)
Other Energy Delivery (9)	0.08
NetSECA Revenues (10)	(0.03)
PECO Energy Margins:
Weather (11)	(0.07)
Other Energy Delivery (12)	0.14
Stock-Based Compensation (13)	(0.07)
Pension and Non-Pension Postretirement Benefits Expense (14)	(0.02)
Asbestos Reserve (15)	0.04
Recovery of Environmental Costs at ComEd (16)	0.04
Planned Nuclear Refueling Outages (17)	(0.03)
Storm Costs (18)	(0.04)
Other Operating and Maintenance Expense (19)	(0.14)
Depreciation and Amortization (20)	(0.19)
Interest Expense (21)	(0.02)
Nuclear Decommissioning Trust Fund Rebalancing (22)	(0.03)
Income Taxes (23)	0.09
2005 Decommissioning Tax Benefit and Co-Owner Settlement (24)	(0.05)
Taxes Other Than Income and Other (25)	(0.03)

2006 Adjusted (non-GAAP) Operating Earnings	3.22

2006 Adjusted (non-GAAP) Operating Earnings Adjustments:
Mark-to-Market (1)	0.09
Investments in Synthetic Fuel-Producing Facilities (2)	(0.04)
Charges Associated with Exelon’s Now Terminated Merger with PSEG (3)	(0.09)
Severance Charges (26)	(0.03)
Nuclear Decommissioning Obligation Reduction (27)	0.13
Recovery of Debt Costs at ComEd (28)	0.08
Impairment of ComEd’s Goodwill (4)	(1.15)
Recovery of Severance Costs at ComEd (29)	0.14

2006 GAAP Earnings per Diluted Share	$2.35

(1)	Reflects the mark-to-market impact of Exelon’s non-trading activities.

(2)	Reflects the financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives and a $69 million impairment charge (after tax) in 2006.

(3)	Reflects certain costs incurred in connection with Exelon’s proposed merger with PSEG which was terminated In September 2006, Including the $35 million (after tax) write-off of capitalized merger costs during 2006.

(4)	Reflects impairment of ComEd’s goodwill.

(5)	Reflects the financial impact of Generation’s prior investment in Sithe (sold In January 2005).

(6)	Reflects the impact on net income of the cumulative effect of adopting FIN 47.

(7)	Reflects higher realized prices on market sales, higher nuclear volumes at Generation and the impact of PECO’s authorized electric generation rate increase. Excludes the impact of the 2006 change in the purchased power agreement with ComEd.

(8)	Reflects unfavorable variance for weather conditions in the ComEd service territory.

(9)	Reflects increased revenues net of fuel at ComEd primarily due to increased deliveries related to customer growth (excluding the impact of weather), decreased ancillary costs and changes in customer usage and mix, partially offset by increased customer switching. Excludes the effects of the 2006 change in the purchased power agreement with Generation.

(10)	Reflects a decrease in net recognized SECA revenues.

(11)	Reflects unfavorable variance for weather conditions in the PECO service territory.

(12)	Reflects increased revenues at PECO primarily due to authorized electric rate increases, including a scheduled CTC rate increase in accordance with PECO’s 1998 restructuring settlement with the PAPUC, and a change in the estimate for electric unbilled revenues.

(13)	Reflects increased stock-based compensation costs.

(14)	Reflects increased pension and non-pension postretirement benefits expense primarily due to changes in actuarial assumptions for 2006.

(15)	Reflects the impact on net income of a reserve recorded in 2005 by Generation for estimated future asbestos-related bodily injury claims.

(16)	Reflects a one-time benefit approved by the July 2006 ICC rate order to recover previously incurred environmental expenses associated with manufactured gas plants.

(17)	Reflects increased planned nuclear refueling outage costs.

(18)	Reflects increased storm costs primarily in the PECO service territory.

(19)	Reflects increased operating and maintenance expense primarily due to inflation, increased bad debt expense at PECO, and increased costs at Generation associated with non-outage operating costs.

(20)	Reflects increased depreciation and amortization primarily due to increased CTC amortization at PECO.

(21)	Primarily reflects interest expense associated with the debt issued to fund Exelon’s pension contribution that was made at the end of the first quarter of 2005, partially offset by the settlement of interest rate swaps in 2005.

(22)	Reflects the impact on net income of gains realized in 2005 on AmerGen’s decommissioning trust fund investments related to changes to the investment strategy.

(23)	Reflects the impact of one-time tax items, including tax credit refunds and changes in income tax legislation.

(24)	Reflects the determination of retaining certain tax benefits associated with Generation’s decommissioning trust funds and a settlement related to postretirement benefit costs with PSEG associated with our co-owner relationship, both of which occurred in 2005.

(25)	Reflects the impact of higher property taxes and favorable 2005 tax settlements.

(26)	Reflects severance charges recorded during the period or reductions to previously recorded severance reserves.

(27)	Reflects a decrease in Generation’s nuclear decommissioning obligation liability related to the AmerGen nuclear plants.

(28)	Reflects a one-time benefit approved by the July 2006 ICC rate order to recover previously incurred debt expenses to retire debt early.

(29)	Reflects a one-time benefit approved by the December 2006 amended ICC rate order to recover previously incurred severance costs.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Earnings By Business Segment (in millions)
Twelve Months Ended December 31, 2006 and 2005

	Generation	ComEd	PECO	Other	Exelon

2005 GAAP Earnings (Loss)	$1,098	$(685)	$517	$(7)	$923

2005 Adjusted (non-GAAP) Operating Earnings Adjustments:
Mark-to-Market (1)	10	—	—	—	10
Investments in Synthetic Fuel-Producing Facilities (2)	—	—	—	(81)	(81)
Charges Associated with Exelon’s Now Terminated Merger with PSEG (3)	4	2	12	—	18
Impairment of ComEd’s Goodwill (4)	—	1,207	—	—	1,207
Changes in Severance Reserves (5)	1	(6)	1	—	(4)
2005 Financial Impact of Generation’s Prior Investment in Sithe (6)	(18)	—	—	—	(18)
Cumulative Effect Pursuant to Adopting FIN 47 (7)	30	9	3	—	42

2005 Adjusted (non-GAAP) Operating Earnings	1,125	527	533	(88)	2,097

Year Over Year Effects on Earnings:
Generation Energy Margins, Excluding Mark-to-Market (8)	386	—	—	—	386
ComEd and PECO Energy Margins:
Weather (9)	—	(71)	(50)	—	(121)
Other Energy Delivery (10)	—	55	95	—	150
Net SECA Revenues (11)	—	(23)	2	—	(21)
ComEd and Generation PPA Rate Change (12)	(81)	81	—	—	—
Stock-Based Compensation (13)	(26)	(14)	(7)	—	(47)
Pension and Non-Pension Postretirement Benefits Expense (14)	(9)	(7)	(1)	—	(17)
Asbestos Reserve (15)	27	—	—	—	27
Recovery of Environmental Costs at ComEd (16)	—	24	—	—	24
Planned Nuclear Refueling Outages (17)	(23)	—	—	—	(23)
Storm Costs (18)	—	(2)	(24)	—	(26)
Other Operating and Maintenance Expense (19)	(50)	(31)	(10)	(5)	(96)
Depreciation and Amortization (20)	(21)	(10)	(99)	(1)	(131)
Interest Expense (21)	(15)	2	14	(11)	(10)
Nuclear Decommissioning Trust Fund Rebalancing (22)	(21)	—	—	—	(21)
Income Taxes (23)	11	3	26	16	56
2005 Decommissioning Tax Benefit and Co-Owner Settlement (24)	(30)	—	—	—	(30)
Taxes Other Than Income and Other (25)	2	(6)	(24)	6	(22)

2006 Adjusted (non-GAAP) Operating Earnings	1,275	528	455	(83)	2,175

2006 Adjusted (non-GAAP) Operating Earnings Adjustments:
Mark-to-Market (1)	61	(3)	—	—	58
Investments in Synthetic Fuel-Producing Facilities (2)	—	—	—	(24)	(24)
Charges Associated with Exelon’s Now Terminated Merger with PSEG (3)	(8)	(4)	(10)	(36)	(58)
Severance Charges (5)	(9)	(4)	(4)	(1)	(18)
Nuclear Decommissioning Obligation Reduction (26)	89	—	—	—	89
Recovery of Debt Costs at ComEd (27)	—	52	—	—	52
Impairment of ComEd’s Goodwill (4)	—	(776)	—	—	(776)
Recovery of Severance Costs at ComEd (28)	—	95	—	—	95
Impairment of Generation’s investments in TEG and TEP (29)	(1)	—	—	—	(1)

2006 GAAP Earnings (Loss)	$1,407	$(112)	$441	$(144)	$1,592

(1)	Reflects the mark-to-market impact of Exelon’s non-trading activities.

(2)	Reflects the financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives and a $69 million impairment charge (after tax) in 2006.

(3)	Reflects certain costs incurred in connection with Exelon’s proposed merger with PSEG which was terminated in September 2006, including the $35 million (after tax) write-off of capitalized merger costs during the third quarter of 2006.

(4)	Reflects impairment of ComEd’s Goodwill.

(5)	Reflects severance charges recorded during the period or reductions to previously recorded severance reserves.

(6)	Reflects the financial impact of Generation’s prior investment in Sithe (sold in January 2005).

(7)	Reflects the impact on net income of the cumulative effect of adopting FIN 47.

(8)	Reflects higher realized prices on market sales, higher nuclear volumes at Generation and the impact of PECO’s authorized electric generation rate increase. Excludes the impact of the 2006 change in the purchased power agreement with ComEd.

(9)	Reflects unfavorable variance for weather conditions in the ComEd and PECO service territories.

(10)	Reflects increased revenues net of fuel at ComEd primarily due to increased deliveries related to customer growth (excluding the impact of weather), decreased ancillary costs and changes in customer usage and mix, partially offset by increased customer switching. Excludes the effects of the 2006 change in the purchased power agreement with Generation. Also, reflects increased revenues at PECO primarily due to authorized electric rate increases, including a scheduled CTC rate increase in accordance with PECO’s 1998 restructuring settlement with the PAPUC, and a change in the estimate for electric unbilled revenues.

(11)	Reflects a decrease in net recognized SECA revenues.

(12)	Reflects the impact on net income of decreased prices in accordance with ComEd’s purchased power agreement with Generation.

(13)	Reflects increased stock-based compensation costs.

(14)	Reflects increased pension and non-pension postretirement benefits expense primarily due to changes in actuarial assumptions for 2006.

(15)	Reflects the impact on net income of a reserve recorded by Generation in 2005 for estimated future asbestos-related bodily injury claims.

(16)	Reflects a one-time benefit approved by the July 2006 ICC rate order to recover previously incurred environmental expenses associated with manufactured gas plants.

(17)	Reflects increased planned nuclear refueling outage costs.

(18)	Reflects increased storm costs primarily in the PECO service territory.

(19)	Reflects increased operating and maintenance expense primarily due to inflation, increased bad debt expense at PECO and increased costs at Generation associated with non-outage operating costs.

(20)	Reflects increased depreciation and amortization primarily due to increased CTC amortization at PECO.

(21)	Primarily reflects interest expense associated with the debt issued to fund Exelon’s pension contribution that was made at the end of the first quarter of 2005, partially offset by the settlement of interest rate swaps in 2005.

(22)	Reflects the impact on net income of gains realized in 2005 on AmerGen’s decommissioning trust fund investments related to changes to the investment strategy.

(23)	Reflects the impact of one-time tax items, including tax credit refunds and changes in income tax legislation.

(24)	Reflects the determination of retaining certain tax benefits associated with Generation’s decommissioning trust funds and a settlement related to postretirement benefit costs with PSEG associated with our co-owner relationship, both of which occurred in 2005.

(25)	Reflects the impact of higher property taxes and favorable 2005 tax settlements.

(26)	Reflects a decrease in Generation’s nuclear decommissioning obligation liability related to the AmerGen nuclear plants.

(27)	Reflects a one-time benefit approved by the July 2006 ICC rate order to recover previously incurred debt expenses to retire debt early.

(28)	Reflects a one-time benefit approved by the December 2006 amended ICC rate order to recover previously incurred severance costs.

(29)	Reflects an impairment charge related to Generation’s investments in TEG and TEP, the sale of which is expected to close in 2007.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings to
GAAP Consolidated Statements of Operations
(unaudited)
(in millions)

				Generation
	Three Months Ended December 31, 2006				Three Months Ended December 31, 2005
				Adjusted Non				Adjusted Non
	GAAP (a)	Adjustments		GAAP	GAAP (a)	Adjustments		GAAP
Operating revenues	$2,074	$—		$2,074	$2,210	$—		$2,210
Operating expenses
Purchased power	420	38	(b)	458	555	(1	) (b)	554
Fuel	467	(63	)(b)	404	686	(139	) (b)	547
Operating and maintenance	623	(6	) (b),(d)	617	540	(4	) (c)	536
Depreciation and amortization	70	—		70	65	—		65
Taxes other than income	51	—		51	48	—		48

Total operating expenses	1,631	(31)		1,600	1,894	(144)		1,750

Operating income	443	31		474	316	144		460

Other income and deductions
Interest expense, net	(39)	—		(39)	(37)	—		(37)
Equity in losses of unconsolidated affiliates	—	—		—	(3)	—		(3)
Other, net	11	4	(b),(g)	15	13	—		13

Total other income and deductions	(28)	4		(24)	(27)	—		(27)

Income before income taxes	415	35		450	289	144		433
Income taxes	170	16	(b),(d),(g)	186	114	55	(b),(c)	169

Income from continuing operations	245	19		264	175	89		264
Income (loss) from discontinued operations	—	—		—	2	(2	)(f)	—

Income before cumulative effect of a change in accounting principle	245	19		264	177	87		264
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(30)	30	(e)	—

Net income	$245	$19		$264	$147	$117		$264

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
				Adjusted Non				Adjusted Non
	GAAP (a)	Adjustments		GAAP	GAAP (a)	Adjustments		GAAP
Operating revenues	$9,143	$—		$9,143	$9,046	$—		$9,046
Operating expenses
Purchased power	2,027	179	(b)	2,206	2,569	(12	)(b)	2,557
Fuel	1,951	(77	)(b)	1,874	1,913	(4	) (b)	1,909
Operating and maintenance	2,305	121	(b),(c),(d),(h)	2,426	2,288	(9	)(c),(d)	2,279
Depreciation and amortization	279	—		279	254	—		254
Taxes other than income	185	—		185	170	—		170

Total operating expenses	6,747	223		6,970	7,194	(25)		7,169

Operating income	2,396	(223)		2,173	1,852	25		1,877

Other income and deductions
Interest expense, net	(159)	7	(i)	(152)	(128)	—		(128)
Equity in losses of unconsolidated affiliates	(9)	—		(9)	(1)	—		(1)
Other, net	41	9	(b),(c),(g)	50	95	—		95

Total other income and deductions	(127)	16		(111)	(34)	—		(34)

Income before income taxes	2,269	(207)		2,062	1,818	25		1,843
Income taxes	866	(79	) (b),(c),(d),(e),(f),(g),(h)	787	709	10	(b),(c),(d)	719

Income from continuing operations	1,403	(128)		1,275	1,109	15		1,124
Income from discontinued operations	4	(4	) (f)	—	19	(18	) (f)	1

Income before cumulative effect of a change in accounting principle	1,407	(132)		1,275	1,128	(3)		1,125
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(30)	30	(e)	—

Net income	$1,407	$(132)		$1,275	$1,098	$27		$1,125

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude the mark-to-market impact of Generation’s non-trading activities.

(c)	Adjustment to exclude certain costs associated with Exelon’s merger with PSEG which was terminated in September 2006.

(d)	Adjustment to exclude severance charges during the period or reductions to previously recorded severance reserves.

(e)	Adjustment for the cumulative effect of adopting FIN 47.

(f)	Adjustment to exclude the financial impact of Generation’s investment in Sithe (sold in January 2005).

(g)	Reflects an impairment charge related to Generation’s investments in TEG and TEP, the sale of which is expected to close in 2007.

(h)	Adjustment to exclude the decrease in Generation’s nuclear decommissioning obligation liability related to the AmerGen nuclear plants.

(i)	Adjustment to exclude the settlement of a tax matter at Generation related to Sithe.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings to
GAAP Consolidated Statements of Operations
(unaudited)
(in millions)

	ComEd
	Three Months Ended December 31, 2006				Three Months Ended December 31, 2005
				Adjusted Non				Adjusted Non
	GAAP (a)	Adjustments		GAAP	GAAP (a)	Adjustments		GAAP
Operating revenues	$1,381	$—		$1,381	$1,442	$—		$1,442
Operating expenses
Purchased power	669	—		669	759	—		759
Operating and maintenance	101	158	(h)	259	219	(2	) (b),(c)	217
Impairment of goodwill	—	—		—	1,207	(1,207	) (d)	—
Depreciation and amortization	110	—		110	105	—		105
Taxes other than income	69	—		69	71	—		71

Total operating expenses	949	158		1,107	2,361	(1,209)		1,152

Operating income (loss)	432	(158)		274	(919)	1,209		290

Other income and deductions
Interest expense, net	(78)	—		(78)	(73)	—		(73)
Equity in losses of unconsolidated affiliates	(2)	—		(2)	(3)	—		(3)
Other, net	6	—		6	6	—		6

Total other income and deductions	(74)	—		(74)	(70)	—		(70)

Income (loss) before income taxes	358	(158)		200	(989)	1,209		220
Income taxes	145	(63	) (h)	82	90	1	(b),(c)	91

Income (loss) before cumulative effect of a change in accounting principle	213	(95)		118	(1,079)	1,208		129
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(9)	9		—

Net income (loss)	$213	$(95)		$118	$(1,088)	$1,217		$129

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
				Adjusted Non				Adjusted Non
	GAAP (a)	Adjustments		GAAP	GAAP (a)	Adjustments		GAAP
Operating revenues	$6,101	5	(f)	$6,106	$6,264	$—		$6,264
Operating expenses
Purchased power	3,292	—		3,292	3,520	—		3,520
Operating and maintenance	745	145	(b),(c),(h)	890	833	6	(b),(c)	839
Impairment of goodwill	776	(776	) (d)	—	1,207	(1,207	) (d)	—
Depreciation and amortization	430	—		430	413	—		413
Taxes other than income	303	—		303	303	—		303

Total operating expenses	5,546	(631)		4,915	6,276	(1,201)		5,075

Operating income (loss)	555	636		1,191	(12)	1,201		1,189

Other income and deductions
Interest expense, net	(308)	—		(308)	(291)	—		(291)
Equity in losses of unconsolidated affiliates	(10)	—		(10)	(14)	—		(14)
Other, net	96	(87	)(g)	9	4	—		4

Total other income and deductions	(222)	(87)		(309)	(301)	—		(301)

Income (loss) before income taxes	333	549		882	(313)	1,201		888
Income taxes	445	(91	) (b),(c),(f),(g),(h)	354	363	(2	)(b),(c)	361

Income (loss) before cumulative effect of a change in accounting principle	(112)	640		528	(676)	1,203		527
Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(9)	9	(e)	—

Net income (loss)	$(112)	$640		$528	$(685)	$1,212		$527

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude certain costs associated with Exelon’s merger with PSEG which was terminated in September 2006.

(c)	Adjustment to exclude severance charges recorded during the period or reductions to previously recorded severance reserves.

(d)	Adjustment to exclude the impairment of ComEd’s goodwill.

(e)	Adjustment for the cumulative effect of adopting FIN 47.

(f)	Adjustment to exclude the mark-to-market impact of one wholesale contract at ComEd.

(g)	Adjustment to exclude a one-time benefit approved by the July 2006 ICC rate order to recover previously incurred debt expenses to retire debt early.

(h)	Adjustment to exclude a one-time benefit approved by the December 2006 amended ICC rate order to recover previously incurred severence costs.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings to
GAAP Consolidated Statements of Operations
(unaudited)
(in millions)

	PECO
	Three Months Ended December 31, 2006				Three Months Ended December 31, 2005
				Adjusted Non				Adjusted Non
	GAAP (a)	Adjustments		GAAP	GAAP (a)	Adjustments		GAAP
Operating revenues	$1,235	$—		$1,235	$1,249	$—		$1,249

Operating expenses
Purchased power	493	—		493	464			464
Fuel	154	—		154	224	—		224
Operating and maintenance	149	(2	)(b),(c)	147	153	(2	)(b),(c)	151
Depreciation and amortization	162	—		162	135	(4	) (b)	131
Taxes other than income	64	—		64	42	—		42

Total operating expenses	1,022	(2)		1,020	1,018	(6)		1,012

Operating income	213	2		215	231	6		237

Other income and deductions
Interest expense, net	(64)	—		(64)	(68)	—		(68)
Equity in gains (losses) of unconsolidated affiliates	(2)	—		(2)	(3)	—		(3)
Other, net	14	—		14	3	—		3

Total other income and deductions	(52)	—		(52)	(68)	—		(68)

Income before income taxes	161	2		163	163	6		169

Income taxes	40	1	(b),(c)	41	48	2	(b),(c)	50

Income before cumulative effect of a change in accounting principle	121	1		122	115	4		119

Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(3)	3	(d)	—

Net income	$121	$1		$122	$112	$7		$119

	Twelve Months Ended December 31, 2006				Twelve Months Ended December 31, 2005
				Adjusted Non				Adjusted Non
	GAAP (a)	Adjustments		GAAP	GAAP (a)	Adjustments		GAAP
Operating revenues	$5,168	$—		$5,168	$4,910	$—		$4,910

Operating expenses
Purchased power	2,104	—		2,104	1,918	—		1,918
Fuel	598	—		598	597			597
Operating and maintenance	628	(13	)(b),(c)	615	549	(7	)(b),(c)	542
Depreciation and amortization	710	(9	)(b)	701	566	(13	) (b)	553
Taxes other than income	262	—		262	231	—		231

Total operating expenses	4,302	(22)		4,280	3,861	(20)		3,841

Operating income	866	22		888	1,049	20		1,069

Other income and deductions
Interest expense, net	(266)	—		(266)	(279)	—		(279)
Equity in gains (losses) of unconsolidated affiliates	(9)	—		(9)	(16)	—		(16)
Other, net	30	—		30	13	—		13

Total other income and deductions	(245)	—		(245)	(282)	—		(282)

Income before income taxes	621	22		643	767	20		787

Income taxes	180	8	(b),(c)	188	247	7	(b),(c)	254

Income before cumulative effect of a change in accounting principle	441	14		455	520	13		533

Cumulative effect of a change in accounting principle, net of income taxes	—	—		—	(3)	3	(d)	—

Net income	$441	$14		$455	$517	$16		$533

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude certain costs associated with Exelon’s merger with PSEG which was terminated in September 2006.

(c)	Adjustment to exclude severance charges or reductions to previously recorded severance reserves.

(d)	Adjustment for the cumulative effect of adopting FIN 47.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating Earnings to
GAAP Consolidated Statements of Operations
(unaudited)
(in millions)

	Other
	Three Months Ended December 31,2006				Three Months Ended December 31,2005
				Adjusted Non				Adjusted Non
	GAAP (a)	Adjustments		GAAP	GAAP (a)	Adjustments		GAAP
Operating revenues	$(994)	$—		$(994)	$(1,063)	$—		$(1,063)

Operating expenses
Purchased power	(991)	—		(991)	(1,057)	—		(1,057)
Fuel		—			(1)	—		(1)
Operating and maintenance	6	(16	)(b),(d)	(10)	7	(24	) (b)	(17)
Depreciation and amortization	10	—		10	26	(17	) (b)	9
Taxes other than income	6	—		6	6	—		6

Total operating expenses	(969)	(16)		(985)	(1,019)	(41)		(1,060)

Operating loss	(25)	16		(9)	(44)	41		(3)

Other income and deductions
Interest expense, net	(36)	2	(b)	(34)	(36)	3	(b)	(33)
Equity in losses of unconsolidated affiliates	(33)	33	(b)		(18)	18	(b)	—
Other, net	30	(25	) (b)	5	4	—		4

Total other income and deductions	(39)	10		(29)	(50)	21		(29)

Loss from continuing operations before income taxes	(64)	26		(38)	(94)	62		(32)
Income taxes	(78)	56	(b),(d)	(22)	(87)	71	(b)	(16)

Income (loss) from continuing operations	14	(30)		(16)	(7)	(9)		(16)
Loss from discontinued operations	(1)	—		(1)	(1)	—		(1)

Net income (loss)	$13	$(30)		$(17)	$(8)	$(9)		$(17)

	Twelve Months Ended December 31,2006				Twelve Months Ended December 31,2005
				Adjusted Non				Adjusted Non
	GAAP (a)	Adjustments		GAAP	GAAP (a)	Adjustments		GAAP
Operating revenues	$(4,757)	$—		$(4,757)	$(4,863)	$—		$(4,863)

Operating expenses
Purchased power	(4,740)	—		(4,740)	(4,845)	—		(4,845)
Fuel	—	—			(2)	—		(2)
Operating and maintenance	190	(230	) (b),(c),(d)	(40)	24	(72	) (b)	(48)
Depreciation and amortization	68	(28	) (b)	40	101	(64	) (b)	37
Taxes other than income	21			21	24			24

Total operating expenses	(4,461)	(258)		(4,719)	(4,698)	(136)		(4,834)

Operating loss	(296)	258		(38)	(165)	136		(29)

Other income and deductions
Interest expense, net	(147)	9	(b)	(138)	(131)	14	(b)	(117)
Equity in losses of unconsolidated affiliates	(83)	83	(b)	—	(103)	104	(b)	1
Other, net	99	(73	) (b)	26	22	—		22

Total other income and deductions	(131)	19		(112)	(212)	118		(94)

Loss from continuing operations before income taxes	(427)	277		(150)	(377)	254		(123)

Income taxes	(285)	216	(b),(c),(d)	(69)	(375)	335	(b)	(40)

Loss from continuing operations	(142)	61		(81)	(2)	(81)		(83)

Loss from discontinued operations	(2)	—		(2)	(5)	—		(5)

Net loss	$(144)	$61		$(83)	$(7)	$(81)		$(88)

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude the financial impact of Exelon’s investments in synthetic fuel-producing facilities, including the impact of mark-to-market gains (losses) associated with the related derivatives.

(c)	Adjustment to exclude certain costs associated with Exelon’s merger with PSEG which was terminated in September 2006.

(d)	Reflects severance charges recorded during the period or reductions to previously recorded severance reserves.

EXELON CORPORATION
Electric Sales Statistics

	Three Months Ended December 31,
(in GWhs)	2006	2005	% Change
Supply
Nuclear	34,810	34,887	(0.2%)
Purchased Power — Generation(a)	9,085	8,623	5.4%
Fossil and Hydro	2,860	3,074	(7.0%)

Power Team Supply	46,755	46,584	0.4%
Purchased Power — Other	318	271	17.3%

Total Electric Supply Available for Sale	47,073	46,855	0.5%
Less: Line Loss and Company Use	(2,143)	(2,285)	(6.2%)

Total Supply	44,930	44,570	0.8%

Energy Sales
Retail Sales	32,348	32,766	(1.3%)
Power Team Market Sales(a)	17,604	15,876	10.9%
Interchange Sales and Sales to Other Utilities	713	768	(7.2%)

	50,665	49,410	2.5%
Less: Distribution Only Sales	(5,735)	(4,840)	18.5%

Total Energy Sales	44,930	44,570	0.8%

	Twelve Months Ended December 31,
(in GWhs)	2006	2005	% Change
Supply
Nuclear	139,610	137,936	1.2%
Purchased Power — Generation (a)	38,297	42,623	(10.1%)
Fossil and Hydro	12,773	13,778	(7.3%)

Power Team Supply	190,680	194,337	(1.9%)
Purchased Power — Other	1,413	878	60.9%

Total Electric Supply Available for Sale	192,093	195,215	(1.6%)
Less: Line Loss and Company Use	(10,300)	(10,368)	(0.7%)

Total Supply	181,793	184,847	(1.7%)

Energy Sales
Retail Sales	135,273	137,348	(1.5%)
Power Team Market Sales(a)	64,800	66,049	(1.9%)
Interchange Sales and Sales to Other Utilities	3,274	2,854	14.7%

	203,347	206,251	(1.4%)
Less: Distribution Only Sales	(21,554)	(21,404)	0.7%

Total Energy Sales	181,793	184,847	(1.7%)

(a)	Purchased power and market sales do not include trading volume of 8,029 GWhs and 8,756 GWhs for the three months ended December 31, 2006 and 2005, respectively, and 31,692 GWhs and 26,924 GWhs for the twelve months ended December 31, 2006 and 2005, respectively.

EXELON CORPORATION
ComEd and PECO Sales Statistics
Three Months Ended December 31, 2006 and 2005

	ComEd					PECO
Electric Deliveries (in GWhs)	2006		2005		% Change	2006 (a)	2005	% Change
Full Service (b)
Residential	6,753		6,849		(1.4%)	3,092	3,105	(0.4%)
Small Commercial & Industrial	6,177		5,296		16.6%	1,919	1,626	18.0%
Large Commercial & Industrial	2,695		1,997		35.0%	3,866	3,776	2.4%
Public Authorities & Electric Railroads	562		585		(3.9%)	218	309	(29.4%)

Total Full Service	16,187		14,727		9.9%	9,095	8,816	3.2%

PPO (ComEd Only)
Small Commercial & Industrial	8		1,466		(99.5%)
Large Commercial & Industrial	6		1,361		(99.6%)

	14		2,827		(99.5%)

Delivery Only (c)
Residential	(e	)	(e	)		12	61	(80.3%)
Small Commercial & Industrial	1,572		1,123		40.0%	143	219	(34.7%)
Large Commercial & Industrial	4,006		3,360		19.2%	2	77	(97.4%)

	5,578		4,483		24.4%	157	357	(56.0%)

Total PPO and Delivery Only	5,592		7,310		(23.5%)	157	357	(56.0%)

Total Retail Deliveries	21,779		22,037		(1.2%)	9,252	9,173	0.9%

Gas Deliveries (mmcf) (PECO only)
Retail Sales						15,415	18,433	(16.4%)
Transportation						6,324	5,991	5.6%

Total Gas Deliveries						21,739	24,424	(11.0%)

Revenue (in millions)
Full Service (b)
Residential	$554		$557		(0.5%)	$414	$382	8.4%
Small Commercial & Industrial	459		395		16.2%	222	175	26.9%
Large Commercial & Industrial	143		100		43.0%	308	302	2.0%
Public Authorities & Electric Railroads	33		36		(8.3%)	20	26	(23.1%)

Total Full Service	1,189		1,088		9.3%	964	885	8.9%

PPO (ComEd Only) (d)
Small Commercial & Industrial	1		101		(99.0%)
Large Commercial & Industrial	—		79		(100.0%)

	1		180		(99.4%)

Delivery Only (c)
Residential	(e	)	(e	)		1	4	(75.0%)
Small Commercial & Industrial	24		17		41.2%	7	10	(30.0%)
Large Commercial & Industrial	41		37		10.8%	—	2	(100.0%)

	65		54		20.4%	8	16	(50.0%)

Total PPO and Delivery Only	66		234		(71.8%)	8	16	(50.0%)

Total Retail Electric Revenue	1,255		1,322		(5.1%)	972	901	7.9%
Wholesale and Miscellaneous Revenue (f)	126		120		5.0%	53	59	(10.2%)
Mark-to-market wholesale contract	—		—		0.0%	—	—	0.0%
Gas Revenue (PECO only)
Retail Sales	n/a		n/a			200	279	(28.3%)
Transportation and Other	n/a		n/a			10	10	0.0%

Total Revenues	$1,381		$1,442		(4.2%)	$1,235	$1,249	(1.1%)

Heating and Cooling Degree-Days	2006	2005	Normal	2006	2005	Normal
Heating Degree-Days	2,116	2,302	2,311	1,368	1,643	1,671
Cooling Degree-Days	9	43	10	17	34	19

(a)	Electric deliveries for residential and small commercial and industrial customers include 175 GWhs and 102 GWhs, respectively, related to a change in the estimate for unbilled revenues.

(b)	Full service reflects deliveries to customers taking electric service under tariffed rates which include the cost of energy and the cost of the transmission and distribution of the energy. PECO’s tariffed rates also include a competitive transition charge (CTC).

(c)	Delivery only service reflects customers electing to receive electric generation service from a competitive electric generation supplier. Revenue from customers choosing a competitive electric generation supplier includes a distribution charge and a CTC.

(d)	Revenue from customers choosing ComEd’s purchase power option (PPO) includes an energy charge at market rates, transmission and distribution charges and a CTC.

(e)	All ComEd residential customers are eligible to choose their supplier of electricity. As of December 31, 2006, one alternative supplier was approved to serve residential customers in the ComEd service territory. However, no residential customers have selected this alternative supplier.

(f)	Wholesale and miscellaneous revenue includes transmission revenue from PJM Interconnection, LLC (PJM), sales to municipalities and other wholesale energy sales.

n/a — Not applicable

EXELON CORPORATION
ComEd and PECO Sales Statistics
Twelve Months Ended December 31, 2006 and 2005

	ComEd					PECO
Electric Deliveries (in GWhs)	2006		2005		% Change	2006 (a)	2005	% Change
Full Service (b)
Residential	28,330		30,042		(5.7%)	12,796	13,135	(2.6%)
Small Commercial & Industrial	24,122		21,378		12.8%	7,818	7,263	7.6%
Large Commercial & Industrial	10,336		7,904		30.8%	15,898	15,205	4.6%
Public Authorities & Electric Railroads	2,254		2,133		5.7%	906	962	(5.8%)

Total Full Service	65,042		61,457		5.8%	37,418	36,565	2.3%

PPO (ComEd Only)
Small Commercial & Industrial	2,475		5,591		(55.7%)
Large Commercial & Industrial	2,259		6,004		(62.4%)

	4,734		11,595		(59.2%)

Delivery Only (c)
Residential	(e	)	(e	)		61	334	(81.7%)
Small Commercial & Industrial	5,505		5,677		(3.0%)	671	1,257	(46.6%)
Large Commercial & Industrial	15,282		13,633		12.1%	35	503	(93.0%)

	20,787		19,310		7.6%	767	2,094	(63.4%)

Total PPO and Delivery Only	25,521		30,905		(17.4%)	767	2,094	(63.4%)

Total Retail Deliveries	90,563		92,362		(1.9%)	38,185	38,659	(1.2%)

Gas Deliveries (mmcf) (PECO only)
Retail Sales						50,578	59,751	(15.4%)
Transportation						25,527	25,310	0.9%

Total Gas Deliveries						76,105	85,061	(10.5%)

Revenue (in millions)
Full Service (b)
Residential	$2,453		$2,584		(5.1%)	$1,780	$1,705	4.4%
Small Commercial & Industrial	1,882		1,671		12.6%	943	818	15.3%
Large Commercial & Industrial	563		408		38.0%	1,286	1,173	9.6%
Public Authorities & Electric Railroads	137		132		3.8%	83	84	(1.2%)

Total Full Service	5,035		4,795		5.0%	4,092	3,780	8.3%

PPO (ComEd Only) (d)
Small Commercial & Industrial	178		385		(53.8%)
Large Commercial & Industrial	137		345		(60.3%)

	315		730		(56.8%)

Delivery Only (c)
Residential	(e	)	(e	)		5	25	(80.0%)
Small Commercial & Industrial	85		95		(10.5%)	36	63	(42.9%)
Large Commercial & Industrial	155		156		(0.6%)	1	13	(92.3%)

	240		251		(4.4%)	42	101	(58.4%)

Total PPO and Delivery Only	555		981		(43.4%)	42	101	(58.4%)

Total Retail Electric Revenue	5,590		5,776		(3.2%)	4,134	3,881	6.5%

Wholesale and Miscellaneous Revenue (f)	516		488		5.7%	238	212	12.3%

Mark-to-market wholesale contract	(5)		—		n.m.	—	—	0.0%

Gas Revenue (PECO only)
Retail Sales	n/a		n/a			770	783	(1.7%)
Transportation and Other Total Revenues	n/a		n/a			26	34	(23.5%)

	$6,101		$6,264		(2.6%)	$5,168	$4,910	5.3%

Heating and Cooling Degree-Days	2006	2005	Normal	2006	2005	Normal
Heating Degree-Days	5,589	6,083	6,498	3,924	4,758	4,759
Cooling Degree-Days	931	1,166	830	1,314	1,539	1,235

(a)	Electric deliveries for residential and small commercial and industrial customers include 175 GWhs and 102 GWhs, respectively, related to a change in the estimate for unbilled revenues in the fourth quarter of 2006.

(b)	Full service reflects deliveries to customers taking electric service under tariffed rates which include the cost of energy and the the cost of transmission and distribution of the energy. PECO’s tariffed rates also include a CTC.

(c)	Delivery only service reflects customers electing to receive electric generation service from a competitive electric generation supplier. Revenue from customers choosing a competitive electric generation supplier includes a distribution charge and a CTC.

(d)	Revenue from customers choosing ComEd’s PPO includes an energy charge at market rates, transmission and distribution charges and a CTC.

(e)	All ComEd residential customers are eligible to choose their supplier of electricity. As of December 31, 2006, one alternative supplier was approved to serve residential customers in the ComEd service territory. However, no residential customers have selected this alternative supplier.

(f)	Wholesale and miscellaneous revenue includes transmission revenue from PJM, sales to municipalities and other wholesale energy sales.

n.m. — Not meaningful

n/a — Not applicable

EXELON CORPORATION
Exelon Generation Power Marketing Statistics

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
GWh Sales
ComEd	18,173	22,566	18,685	20,309	19,749
PECO	9,383	11,361	9,262	9,615	9,404
Market and Retail Sales	19,199	19,075	18,744	14,308	17,431

Total Sales (a)	46,755	53,002	46,691	44,232	46,584

Average Margin ($/MWh)
Average Realized Revenue
ComEd	$30.26	$39.31	$35.80	$37.22	$32.56
PECO	45.29	47.71	46.32	43.27	42.32
Market and Retail Sales (b)	47.76	54.21	50.31	52.14	49.34
Total Sales — without trading	40.47	46.47	43.71	43.36	40.81

Average Purchased Power and Fuel Cost — without trading (c)	$15.66	$24.38	$17.28	$15.94	$18.78

Average Margin — without trading (c)	$24.81	$22.09	$26.43	$27.42	$22.03

Around-the-clock Market Prices ($/MWh)
PECO — PJM West Hub	$41.66	$58.15	$48.07	$56.42	$73.87
ComEd — NIHUB	37.77	46.15	39.28	42.48	52.81

(a)	Total sales do not include trading volume of 8,029 GWhs, 8,909 GWhs, 7,769 GWhs, 6,985 GWhs and 8,756 GWhs for the three months ended December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, respectively.

(b)	Market and retail sales exclude revenues related to tolling agreements of $52 million and $34 million for the three months ended September 30, 2006 and June 30, 2006, respectively.

(c)	Excludes the mark-to-market impact of Generation’s non-trading activities.

EXELON CORPORATION
Exelon Generation Power Marketing Statistics

	Twelve Months Ended December 31,
	2006	2005
GWh Sales
ComEd	79,733	82,798
PECO	39,621	39,163
Market and Retail Sales	71,326	72,376

Total Sales (a)	190,680	194,337

Average Margin ($/MWh)
Average Realized Revenue
ComEd	$35.89	$37.50
PECO	45.73	42.64
Market and Retail Sales (b)	51.03	46.16
Total Sales — without trading	43.60	41.76

Average Purchased Power and Fuel Cost — without trading (c)	$18.54	$20.05

Average Margin — without trading (c)	$25.06	$21.71

Around-the-clock Market Prices ($/MWh)
PECO — PJM West Hub	$51 .07	$60.92
ComEd — NIHUB	41.42	46.39

2007 Forward market prices — January through December
Around-the-clock Market Prices ($/MWh)
PECO — PJM West Hub	$52.20
ComEd — NIHUB	41.20
Gas Prices ($/Mmbtu)
Henry Hub	$7.00

(a)	Total sales do not include trading volume of 31,692 GWhs and 26,924 GWhs for the twelve months ended December 31, 2006 and 2005, respectively.

(b)	Market and retail sales exclude revenues related to tolling agreements of $86 million for the twelve months ended December 31, 2006 and 2005.

(c)	Excludes the mark-to-market impact of Generation’s non-trading activities.